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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report:                                      March 31, 1998
(Date of earliest event reported)



                        BROWNING-FERRIS INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


                          Commission file number 1-6805



             Delaware                                    74-1673682
     (State of Incorporation)               (I.R.S. Employer Identification No.)

            757 N. Eldridge
             Houston, Texas                                  77079
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (281)870-8100.




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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

On November 10, 1997, Browning-Ferris Industries, Inc. (the "Company") announced the signing of an agreement to merge its operations outside North America with SITA, a societe anonyme formed under the laws of the Republic of France ("SITA"). On March 31, 1998, the Company announced that it had completed this transaction. Under the terms of the agreement, the Company received cash in the amount of US$950 million and ordinary shares, FF50 par value, of SITA resulting in approximately a 20 percent equity ownership in SITA. Formal transfer of the Hong Kong operations is subject to satisfaction of certain requirements of Hong Kong regulatory authorities which is expected soon.

Suez Lyonnaise des Eaux, a societe anonyme formed under the laws of the Republic of France ("Suez Lyonnaise"), owns greater than 50% of the ordinary shares of SITA. Pursuant to a Shareholders' Agreement between the Company and Suez Lyonnaise, the Company is entitled to representation on the board of directors of SITA.

Paris-based SITA is a leading industrial waste services company, providing collection, recycling, waste-to-energy and disposal services related to residential, commercial, industrial and medical waste.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          None

(b)       PRO FORMA FINANCIAL INFORMATION


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                        BROWNING-FERRIS INDUSTRIES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF
                          OPERATIONS AND BALANCE SHEET

In November 1997, the Company entered into an agreement to merge its operations outside North America with SITA, a subsidiary of Suez Lyonnaise des Eaux. On March 31, 1998, the Company announced that this transaction had been completed. Under the terms of the agreement, the Company received cash totaling U.S. $950 million and shares of SITA stock amounting to approximately a 20 percent equity interest in SITA. Suez Lyonnaise des Eaux owns more than 50 percent of SITA. Formal transfer of the Hong Kong operations is subject to satisfaction of certain requirements of Hong Kong regulatory authorities which is expected soon.

The following unaudited pro forma consolidated statements of operations and balance sheet give effect to (i) the divestiture of the Company's operations outside of North America associated with the SITA transaction as discussed above and the disposition of the remainder of these operations as a result of this transaction with SITA, (ii) the repurchase of 15 million shares of common stock of the Company ($585 million) as a result of a Dutch auction tender offer which was completed in October 1997 and (iii) the purchase of approximately 11 million additional shares of the Company's common stock on the open market through March 31, 1998 at a cost of approximately $370 million under the Company's $1 billion stock buyback program. The pro forma balance sheet reflects the Company's estimated investment related to its equity interest in SITA. However, the related earnings associated with this investment have not been considered. In addition, these pro forma statements do not give effect to (i) the remaining $45 million of shares of the Company's common stock to be purchased under its $1 billion stock buyback program, (ii) the $500 million increase in the existing stock buyback program that the Company expects to complete by December 31, 1998, or (iii) the issuance of common stock associated with the automatic common exchange security units in June 1998 for cash of approximately $410 million.

The unaudited pro forma consolidated statements of operations for the year ended September 30, 1997 and the three months ended December 31, 1997 were prepared assuming that the transactions described above were consummated on October 1, 1996. The unaudited pro forma consolidated balance sheet as of December 31, 1997 was prepared assuming that the transactions described above were consummated on December 31, 1997.

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The pro forma financial results are not necessarily indicative of the actual results of operations that would have occurred had these transactions occurred on October 1, 1996, nor are they indicative of future results. The unaudited pro forma consolidated statements of operations and balance sheet should be read in conjunction with the Company's historical consolidated financial statements and related notes thereto included in its Annual Report on Form 10-K for the fiscal year ended September 30, 1997 and Quarterly Report on Form 10-Q for the three months ended December 31, 1997.

The pro forma adjustments included in the following pro forma statements of operations and balance sheet represent preliminary estimates of the total fair value of the consideration and related costs associated with the merger of the Company's international operations with SITA, which will be revised as additional information concerning the valuation of these amounts becomes available.

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               BROWNING-FERRIS INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997
                  (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)



                                                Year Ended September 30, 1997
                                   -----------------------------------------------------
                                                      Pro Forma             Company
                                     Company         Adjustments           Pro Forma
                                   ------------      ------------         ------------

Revenues                           $  5,782,972      $ (1,458,316)(A)     $  4,324,656

Cost of operations                    4,289,614        (1,135,061)(A)        3,154,553
                                   ------------      ------------         ------------

Gross profit                          1,493,358          (323,255)           1,170,103

Selling, general and
  administrative expense                812,242          (208,623)(A)          603,619

Special charges (credits), net           81,879          (145,144)(A)          (63,265)
                                   ------------      ------------         ------------

Income from operations                  599,237            30,512              629,749

Interest expense, net                   158,083           (31,343)(A)          130,765
                                                          (50,888)(B)
                                                           54,913 (C)

Equity in earnings of
  unconsolidated
  affiliates                            (53,988)           19,367 (A)          (34,621)
                                   ------------      ------------         ------------

Income before income
  taxes, minority interest and
  extraordinary items                   495,142            38,463              533,605

Income taxes                            198,057            16,995 (A)          213,442
                                                           20,355 (B)
                                                          (21,965)(C)

Minority interest in income
  of consolidated subsidiaries           13,390           (12,127)(A)            1,263
                                   ------------      ------------         ------------

Income before
  extraordinary items              $    283,695      $     35,205         $    318,900
                                   ============      ============         ============


Earnings per share before
  extraordinary items(D):

  Basic                            $       1.40                           $       1.80
                                   ============                           ============
  Diluted                          $       1.39                           $       1.79
                                   ============                           ============

Number of common shares
  used in computing earnings
  per share:
  Basic                                 202,800                                176,800
                                   ============                           ============
  Diluted                               203,746                                177,746
                                   ============                           ============





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               BROWNING-FERRIS INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1997
                  (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)




                                            Three Months Ended December 31, 1997
                                   -----------------------------------------------------
                                                        Pro Forma             Company
                                      Company           Adjustments          Pro Forma
                                    -----------         -----------         -----------

 Revenues                           $ 1,344,742         $  (327,062)(A)     $ 1,017,680

 Cost of operations                     981,359            (253,526)(A)         727,833
                                    -----------         -----------         -----------

 Gross profit                           363,383             (73,536)            289,847

 Selling, general and
   administrative expense               190,619             (44,646)(A)         145,973

 Special credits, net                    (2,557)               --                (2,557)
                                    -----------         -----------         -----------

 Income from operations                 175,321             (28,890)            146,431

 Interest expense, net                   35,619              (6,720)(A)          21,996
                                                            (12,722)(B)
                                                              5,819 (C)

 Equity in earnings of
   unconsolidated
   affiliates                           (10,089)              3,730 (A)          (6,359)
                                    -----------         -----------         -----------

 Income before income
   taxes, minority interest and
   cumulative effect of change
   in accounting principle              149,791             (18,997)            130,794

 Income taxes                            59,916             (10,360)(A)          52,317
                                                              5,089 (B)
                                                             (2,328)(C)

 Minority interest in income
   of consolidated subsidiaries           3,117              (2,448)(A)             669
                                    -----------         -----------         -----------

 Income before cumulative
   effect of change in
   accounting principle             $    86,758         $    (8,950)        $    77,808
                                    ===========         ===========         ===========

 Earnings per share before
   cumulative effect of change
   in accounting principle:
   Basic                            $      0.45                             $      0.43
                                    ===========                             ===========
   Diluted                          $      0.45                             $      0.43
                                    ===========                             ===========

Number of common shares used
   in computing earnings per
   share:
   Basic                                190,911                                 179,240
                                    ===========                             ===========
   Diluted                              192,282                                 180,611
                                    ===========                             ===========





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NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


(A) To remove the accounts of the Company's operations outside of North America which are to be either merged into SITA or otherwise disposed as a result of the SITA transaction.

(B) To reflect changes in interest expense and related income taxes associated with the estimated net cash proceeds of $885 million after considering income taxes and other costs related to the SITA transaction. It is assumed that the proceeds were used to pay down debt balances.

(C) To reflect increased interest expense and related income taxes associated with the repurchase of the Company's common stock in connection with the Company's Dutch auction tender offer of $585 million and open market purchases of $370 million under the Company's $1 billion stock buyback program. These stock purchases have been funded principally through debt issuances.

(D) Excluding special charges and extraordinary items reflected in the fiscal 1997 operating results, earnings per share amounts were:


                                                                Company
                                           Company             Pro Forma
                                        ---------------     ---------------

Basic                                   $          1.64     $          1.59(i)
                                        ===============     ===============
Diluted                                 $          1.63     $          1.58(i)
                                        ===============     ===============



            (i)Pro forma amounts give no effect to earnings from the Company's ownership interest in SITA. Had estimated earnings from the Company's equity investment in SITA been considered in the Company pro forma earnings per share amounts presented above, management believes that such amounts would have exceeded the related historical earnings per share amounts.



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                BROWNING-FERRIS INDUSTRIES, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1997
                                 (IN THOUSANDS)



                                                    December 31, 1997
                                   -----------------------------------------------------
                                                          Pro Forma            Company
                                       Company           Adjustments          Pro Forma
                                     -----------         -----------         -----------


Trade receivables, net               $   812,493         $  (226,082)(A)     $   586,411
Other current assets                     374,698            (114,426)(A)         260,272
                                     -----------         -----------         -----------
    Total current assets               1,187,191            (340,508)            846,683

Property and equipment, net            3,473,372            (741,799)(A)       2,731,573

Cost over fair value of net
  tangible assets of acquired
  businesses, net                      1,397,197            (802,295)(A)         594,902
Other assets                             427,726             (79,313)(A)         683,413
                                                             335,000 (B)
                                     -----------         -----------         -----------

    Total assets                     $ 6,485,486         $(1,628,915)        $ 4,856,571
                                     ===========         ===========         ===========


Current liabilities                  $ 1,259,389         $  (231,133)(A)     $ 1,028,256
Deferred items                           891,328            (162,305)(A)         729,023
Long-term debt                         2,300,923            (449,378)(A)       1,264,233
                                                            (885,000)(B)
                                                             297,688 (C)

Common stockholders' equity            2,033,846          (1,121,099)(A)       1,835,059
                                                           1,220,000 (B)
                                                            (297,688)(C)
                                     -----------         -----------         -----------

    Total liabilities and common
      stockholders' equity           $ 6,485,486         $(1,628,915)        $ 4,856,571
                                     ===========         ===========         ===========




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NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET


(A) To remove the accounts of the Company's operations outside of North America which are to be either merged into SITA or otherwise disposed as a result of the SITA transaction.

(B) To reflect cash proceeds of $950 million and the estimated investment in shares of SITA stock that will result in approximately a 20 percent ownership in SITA (estimated fair value of approximately $360 million), after considering estimated income taxes and other costs of approximately $65 million associated with the SITA transaction. It is assumed that the proceeds were used to pay down outstanding debt balances. Additionally, the pro forma entries give effect to the recognition of 80% of the preliminary estimate of the gain associated with the transaction (estimate of $99 million as of December 31, 1997), offset largely by 80% of the cumulative foreign currency translation losses associated with these operations outside of North America (approximately $89 million as of December 31, 1997). The deferred portion of the gain has been reflected as a reduction in the estimated investment in SITA.

(C) To reflect additional repurchases of the Company's common stock of approximately $298 million subsequent to December 31, 1997 under the Company's $1 billion stock buyback program. These stock purchases have been funded principally through debt issuances.




(c)    EXHIBITS

       None



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





                                     BROWNING-FERRIS INDUSTRIES, INC.
                                              (Registrant)


April 15, 1998.                      By:       /s/Jeffrey E. Curtiss
                                        ---------------------------------------
                                                 Jeffrey E. Curtiss
                                              Senior Vice President and
                                               Chief Financial Officer


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